SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 27, 2014

KKR FINANCIAL HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33437	11-3801844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 California Street, 50th Floor San Francisco, CA	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 315-3620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

On June 27, 2014, KKR Financial Holdings LLC (the “Company”) and KKR Financial Advisors LLC (the “Manager”) entered into a Third Amendment Agreement (the “Third Amendment Agreement”) to the Amended and Restated Management Agreement, dated as of May 4, 2007, by and between the Company and the Manager (the “Management Agreement”). The Company and the Manager are indirect subsidiaries of KKR & Co. L.P. (together with its subsidiaries, “KKR”). The Third Amendment Agreement amends certain provisions of the Management Agreement principally to reflect the Company’s status as an indirect subsidiary of KKR & Co. L.P. as of April 30, 2014.

The Third Amendment Agreement is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2014, Craig J. Farr resigned as President and Chief Executive Officer of the Company, and the Company’s board of directors elected William J. Janetschek, 51, to succeed Mr. Farr in these roles effective as of such date. Mr. Janetschek also serves as a director of the Company. Mr. Janetschek joined KKR in 1997 and is the Chief Financial Officer of the managing partner of KKR & Co. L.P., the Company’s ultimate parent. Certain members of Mr. Janetschek’s immediate family have an indirect interest in $100,000 principal amount of the Company’s 8.375% senior notes due 2041, $300,000 principal amount of the Company’s 7.500% senior notes due 2042 and in each case the related payments of periodic interest.

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 27, 2014, the Company’s board of directors adopted an amendment (“Amendment No. 3”) to the Company’s Amended and Restated Operating Agreement (the “Operating Agreement”), which amends certain provisions of the Operating Agreement principally to reflect the Company’s status as an indirect subsidiary of KKR & Co. L.P. as of April 30, 2014.

Amendment No. 3 is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01                   Other Events.

On June 27, 2014, the Company’s board of directors declared a cash distribution of $0.460938 per share on the Company’s outstanding 7.375% Series A LLC Preferred Shares (the “Preferred Shares”). The distribution is payable on July 15, 2014 to holders of record of Preferred Shares as of the close of business on July 8, 2014.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document
3.1	Amendment No. 3 to the Amended and Restated Operating Agreement of the Company, dated as of June 27, 2014.
10.1	Third Amendment Agreement to the Amended and Restated Management Agreement, dated as of June 27, 2014, between the Company and KKR Financial Advisors LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR FINANCIAL HOLDINGS LLC

Date: June 27, 2014	/s/ Nicole J. Macarchuk
Nicole J. Macarchuk General Counsel

EXHIBIT INDEX

Exhibit	Description of Document
3.1	Amendment No. 3 to the Amended and Restated Operating Agreement of the Company, dated as of June 27, 2014.
10.1	Third Amendment Agreement to the Amended and Restated Management Agreement, dated as of June 27, 2014, between the Company and KKR Financial Advisors LLC.